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                                                                  EXECUTION COPY

                                                                    EXHIBIT 99.9

         FIRST AMENDMENT TO UNIT TRANSFER AND CONTRIBUTION AGREEMENT;
                              WAIVER AND CONSENT

     FIRST AMENDMENT (the "First Amendment"), dated as of June 8, 2001 to the Unit Transfer and Contribution Agreement among Kafu Holdings, LLC, PAAI LLC, Plains Resources Inc. and Plains All American Inc. dated as of May 8, 2001 (as amended, supplemented or otherwise modified from time to time, the "Agreement").

     WHEREAS the parties hereto have previously entered into the Agreement.

     WHEREAS the parties hereto wish to amend the Agreement pursuant to Section
9.07 thereof in the manner set forth below and consent to certain transactions in respect of Section 5.11 of the Agreement.

     Accordingly, the parties hereto agree as follows:

     1. Definitions. All terms used herein which are defined in the Agreement and not otherwise defined herein have the meanings defined in the Agreement.

     2. WHEREAS clauses. (a) The second WHEREAS clause is amended and restated to state in its entirety as follows:

          WHEREAS, Seller desires to sell 1,985,865 Subordinated Units to Buyer (the "BUYER SUBORDINATED UNITS") and Buyer desires to purchase such Buyer Subordinated Units, on the terms and subject to the conditions set forth in this Agreement;

          (b) The fourth WHEREAS clause is amended and restated to state in its entirety as follows:

          WHEREAS, Rodeo, Inc., as the initial member of Newco GP LLC, the general partner of Newco LP, and as the initial limited partner of Newco LP desires at the Closing to (a) amend and restate the Initial Newco GP LLC Agreement to be as set forth in Exhibit E hereto (the "NEWCO GP LLC OPERATING AGREEMENT"), (b) to amend and restate the Initial Newco LP Agreement to be as set forth in Exhibit F hereto (the "NEWCO LP PARTNERSHIP AGREEMENT"), (c) to admit Buyer as a member of Newco GP LLC with a Percentage Interest (as defined in the Newco GP LLC Operating Agreement) of 19.80% of Newco GP LLC (the "BUYER NEWCO GP LLC INTEREST") in exchange for an initial capital contribution of $148,500 that will then be distributed to Rodeo, Inc. and (d) admit Buyer as a limited partner of Newco LP with a Partnership Percentage (as defined in the Newco LP Partnership Agreement) of 19.602% of Newco LP (the "BUYER NEWCO LP
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          INTEREST") in exchange for an initial capital contribution of
          $14,701,500 that will then be distributed to Rodeo, Inc.;

    3. Payment of Purchase Price. Section 2.02 of the Agreement is amended and restated to state in its entirely as follows:

          Payment of Purchase Price. At the Closing, Buyer shall pay to Seller the Purchase Price by (i) delivering 16,200 shares of Series F Preferred to the Seller with an aggregate value of $31,713,573 (the "SERIES F AMOUNT" and (ii) by wire transfer of the Purchase Price less than the Series F Amount of immediately available funds to the bank account set forth on a notice given by Seller to Buyer not later than three (3) Business Days prior to the Closing Date; provided, however, that if the Closing has not occurred by June 9, 2001, the Series F Amount shall be increased by an amount equal to the value of unpaid dividends accrued on the Series F Preferred from June 9, 2001 through the Closing Date with respect to the number of Shares of Series F Preferred referenced in clause (i). The Purchase Price shall be subject to adjustment pursuant to the Value Assurance Agreement.

    4. Transfer of Subordinated Units. Section 5.13 of the Agreement is amended by adding the following as subsection (d) thereto:

          (d)  Notwithstanding the foregoing provision of Sections 5.13(a) and
               (b), or any other provision of this Agreement to the contrary, at any time on or prior to that date which is 90 days following the Closing Date, Buyer may transfer up to 600,000 of the Subordinated Units held by it to First Union Investors, Inc. ("FIRST UNION"); provided, that the provisions of Section 5.13(c) above shall be applicable to such transfer. In addition, the provisions of this Section 5.13 shall be applicable to any future transfers by First Union treating First Union as if it was the "Buyer" for determining the rights and obligations of First Union in connection with such transfer.

    5. Closing Events. Section 6.02 is amended and restated to state in its entirety as follows:

          At the Closing, Rodeo, Inc. shall (i) amend and restate the Initial Newco GP LLC Agreement to be as set forth in the Newco GP LLC
          Operating Agreement, (ii) amend and restate the Initial Newco LP Agreement to be as set forth in the Newco LP Partnership Agreement,
          (iii) cause the admission of Buyer as a member of Newco GP LLC with the Buyer Newco GP LLC Interest in exchange for an initial capital contribution of $148,500
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          by Buyer that shall then be distributed to Rodeo, Inc., and (iv) cause the admission of Buyer as a limited partner of Newco LP with the Buyer Newco LP Interest in exchange for an initial capital contribution of $14,701,500 by Buyer that shall then be distributed to Rodeo, Inc.

    6. Consent. Buyer hereby consents to the sale of (i) up to an aggregate amount of (a) 320,948 Subordinated Units, (b) a 3.2% Percentage Interest in Newco GP LLC and (c) a 3.168% Partnership Percentage in Newco LP in one or more transactions to Strome Investment Management, L.P. or its affiliates (the "Strome Transactions") and (ii) up to an aggregate of (a) 100,296 Subordinated Units, (b) a 1% Percentage Interest in Newco GP LLC and (c) a 0.99% Partnership Percentage in Newco LP to John T. Raymond (such amounts constituting one-half of the Option Interests as defined in the Sable Agreement) (the "Raymond Transaction") and waives any rights it may have under Section 5.11 of the Agreement with respect to the Strome Transactions and the Raymond Transaction.

    7. Assignment. Kafu hereby assigns all of its rights, interests and obligations under the Agreement to KAFU Holdings, LP ("KAFU LP") pursuant to
Section 9.06 of the Agreement and Kafu LP assumes all such rights, interest and obligations (the "ASSIGNMENT"). Parent, Rodeo, Inc. and Seller each consent to the Assignment.

    8. Continued Effectiveness of Agreement. The parties hereto hereby acknowledge and confirm that the Agreement to which they are a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date of this First Amendment all references in any related document to "the Agreement," "the Transfer Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Agreement shall mean the Agreement as amended by this First Amendment.

    9. Miscellaneous. (a) This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

    (b) Section and paragraph headings are included for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

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     IN WITNESS WHEREOF, this First Amendment has been signed on behalf of each of the parties hereto as of the date first written above.

                              PLAINS RESOURCES INC.

                              By: /s/ JAMES C. FLORES
                                  ----------------------------------------------
                                  Name:  James C. Flores
                                  Title: Chairman and Chief Executive Officer

                              PLAINS ALL AMERICAN INC.

                              By: /s/ GREG L. ARMSTRONG
                                  ----------------------------------------------
                                  Name:   Greg L. Armstrong
                                  Title:  Chief Executive Officer

                              PAAI LLC
                              By: Plains All American Inc., its sole member

                              By: /s/ GREG L. ARMSTRONG
                                  ----------------------------------------------
                                  Name:   Greg L. Armstrong
                                  Title:  Chief Executive Officer

                              KAFU HOLDINGS, LLC

                              By: /s/ ROBERT V. SINNOTT
                                  ----------------------------------------------
                                  Name:  Robert V. Sinnott
                                  Title: Managing Director

                              KAFU HOLDINGS, LP
                              By: Kafu Holdings, LLC, its general partner

                              By: /s/  ROBERT V. SINNOTT
                                  ----------------------------------------------
                                  Name:   Robert V. Sinnott
                                  Title:  Managing Director